UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported):	April 23, 2014

Evans Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-18539	161332767
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Grimsby Drive, Hamburg, New York		14075
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-926-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2014, Evans Bancorp, Inc. (the “Company”) issued a press release setting forth its results of operations and financial condition for the first quarter of 2014.  A copy of that press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On April 24, 2014, David J. Nasca, President and CEO of the Company, will be delivering a presentation to shareholders at the 2014 annual meeting of shareholders of the Company (the “2014 Annual Meeting”).  A copy of this presentation is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Press Release of Evans Bancorp, Inc. dated April 23, 2014

Exhibit 99.2 – Presentation to Shareholders at 2014 Annual Meeting

The information in this Form 8-K, including Exhibits 99.1 and 99.2, attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

April 23, 2014	By:	/s/ David J. Nasca

Name: David J. Nasca
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Evans Bancorp, Inc. dated April 23, 2014
99.2	Presentation to Shareholders at 2014 Annual Meeting